                        FIRST AMENDMENT TO AMENDED AND
                     RESTATED LOAN AND SECURITY AGREEMENT


      THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (the "Amendment") is made as of this 10th day of July, 2000 by and between TITAN MOTORCYCLE CO. OF AMERICA, a Nevada corporation ("Borrower"), and WELLS FARGO CREDIT, INC., a Minnesota corporation ("Lender").

      WHEREAS, Borrower is currently indebted to Lender pursuant to the terms and conditions of that certain Amended and Restated Loan and Security Agreement dated as of April 10, 2000 between Borrower and Lender (the "Loan Agreement"); and

      WHEREAS, the Obligations mature on July 10, 2000; and

      WHEREAS, Borrower has not yet been able to refinance the Loan and its present business plan is to continue to pursue refinancing of the Loan, reduce raw materials inventory levels and explore other strategic alternatives, including, without limitation, an orderly asset sale and the sale of all or a material part of Borrower's business as a going concern; and

      WHEREAS, Borrower has requested that Lender extend the Maturity Date of the Obligations and Lender is willing to do so upon certain terms and conditions as more particularly described herein;

      NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Lender and Shareholder, intending to be legally bound, agree as follows:

      1. Definitions. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement.

      2. Recitals. The recitals set forth above are true and accurate in every respect.

      3. No Offsets. Borrower acknowledges with respect to the amounts owing to Lender that, as of the date of execution of this Amendment, Borrower has no offset, defense or counterclaim with respect thereto, no claim or defense in the abatement or reduction thereof, or any other claim against Lender or with respect to any document forming part of the transaction in respect of which the Prior Loan Agreement was made or forming part of any other transaction under which Borrower is indebted to Lender. Borrower acknowledges that all interest imposed under the Prior Loan Agreement and Loan Documents through the date of execution hereof, and all fees and other charges that have been collected from or known by Borrower to have been imposed upon Borrower with respect to the Prior Loan Agreement were and are agreed to, and were properly computed and collected, and that Lender has fully performed all obligations that it may have had or now has to Borrower, and Lender has no obligation to make any additional loan or extension of credit to or for the benefit of Borrower, except as provided in the Loan Agreement and this Amendment.

      4. Release of Claims. In consideration of Lender's extension of the Commitment and agreements contained herein, Borrower and its successors and assigns each hereby fully release, remise and forever discharge Lender and Bank and all of their past and present officers, directors, agents, employees, servants, partners, shareholders, attorneys and managers, and all of their respective heirs, personal representatives, predecessors, successors and assigns, for, from and against any and all claims, demands, causes of action, controversies, offsets, obligations, losses, damages, and liabilities of every kind and character whatsoever, including without limitation any action, omission, misrepresentation or other basis of liability founded either in tort or contract and the duties arising thereunder that Borrower, or any of its successors or assigns has had in the past, or now has, or which may hereafter accrue, whether known or unknown, whether currently existing or hereafter asserted, relating in any manner to, or arising from or in connection with, the indebtedness evidenced by the Prior Loan Agreement, this Agreement or the Loan Documents, any negotiations, loan administration, exercise of rights and remedies, payment, offset with respect to, or other matter relating to such indebtedness, any collateral securing payment and performance of such indebtedness, or any matter preliminary to the execution and delivery by Borrower and Lender of this Agreement, or any statement, action, omission or conduct of Lender or Bank or any of their officers, directors, agents, employees, servants, partners, shareholders, attorneys and managers relating in any manner to such indebtedness, collateral or this Agreement; provided, however, that the foregoing release and discharge shall not apply to the obligations of Lender expressly set forth in this Amendment or first arising after the date of this Amendment. Borrower acknowledges and agrees that Lender is not and shall not be obligated in any way to continue or undertake any loan, financing or other credit arrangement with Borrower, including without limitation any renewal of the indebtedness evidenced by the Loan Agreement, beyond the Maturity Date.

      5. Representations and Warranties of Borrower. To induce Lender to enter into this Amendment and the arrangement contemplated by this Amendment, Borrower represents and warrants to Lender as follows:

            (a) Borrower has all requisite corporate power and corporate authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with its terms.

            (b) The execution, delivery and performance by Borrower of this Amendment have been duly authorized by all necessary corporate action and do not
(i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any other Person, including, without limitation, the Subordinated Creditors, that, if not obtained would have a material adverse effect on the Borrower's financial condition, properties or operations; (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to Borrower, or the articles of incorporation or by-laws of Borrower; or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which Borrower is a party or by which it or its properties may be bound or affected.

            (c) Except as disclosed in the Borrower's May 31, 2000 financial statements delivered to Lender or otherwise disclosed in writing to Lender, all of the respective representations and warranties made by Borrower in the Loan Agreement and Loan Documents remain true, complete and correct in all material respects as of the date hereof, including, without limitation, the representations and warranties in Article 5 of the Loan Agreement, except to the extent of any changes to such representations and warranties previously disclosed in writing to Lender.

            (d) After the execution of this Amendment, Borrower will be in compliance in all material respects with all of the covenants of Borrower under the Loan Agreement and other Loan Documents as of the date of execution of this Amendment.

            (e) There are no oral agreements, understandings or course of conduct that would modify, amend, rearrange, vary, diminish or impair the Loan Agreement or other Loan Documents or the Obligation of Borrower evidenced thereby or to perform fully the Obligations of Borrower in strict accordance with the Loan Agreement and other Loan Documents, or which would permit Borrower to void or avoid its obligations in whole or in part.

No representation or warranty made by Borrower and contained herein or in the Loan Agreement or other Loan Documents, and no certificate, information or report furnished or to be furnished by Borrower in connection with the Loan Agreement or any of the other Loan Documents or any of the transactions contemplated hereby or thereby, contains or will contain a misstatement of material fact, or omits or will omit to state a material fact required to be stated in order to make the statements contained herein or therein not misleading in the light of the circumstances under which such statements were made.

      6. Extension Fee. In consideration of Lender's agreement to extend the Maturity Date of the Obligations, Borrower hereby agrees to pay Lender an extension fee of $50,000 that is deemed fully earned and non-refundable upon execution of this Amendment and is due and payable in two (2) installments of $25,000 each on July 17, 2000 and July 24, 2000, and which shall be part of the Obligations (the "Extension Fee"). Borrower hereby agrees that the Lender may, but shall not be obligated to, without further authorization by the Borrower, pay the Extension Fee directly as an advance under the Loan Agreement on the dates referenced above.

      7. Loan Agreement Definitions. (a) The definitions of "Borrowing Base", "Floating Rate", "Maturity Date", and "Maximum Line" in Section 1.1 of the Loan Agreement are hereby deleted in their entirety and the following inserted therefor:

                  "Borrowing Base" means, at any time the lesser of:

                        (a)  the Maximum Line; or

                  (b) subject to change from time to time in the Lender's sole discretion, the sum of the following:

                        (i) eighty percent (80%) of Eligible Accounts; plus

                        (ii) thirty-two percent (32%) of raw materials Eligible
            Inventory, not to exceed $3,250,000 as of July 10, 2000, reducing by $25,000 on each Monday, beginning July 31, 2000 through the Maturity Date; plus

                        (iii) fifty percent (50%) of work-in-process Eligible
            Inventory, not to exceed $1,000,000; plus

                        (iv) the lesser of (A) the sum of (I) seventy percent
            (70%) of finished goods Eligible Inventory first included as finished goods in the Borrowing Base under this Agreement or the Prior Loan Agreement in 1999 or subsequent years, plus (II) seventy percent (70%) of finished goods Eligible Inventory first included as finished goods in the Borrowing Base under the Prior Loan Agreement in 1998 or prior years, such advance rate reducing by five percent (5%) on each Wednesday, beginning August 2, 2000, and (B) $1,600,000 from July 10, 2000 to August 9, 2000 and $1,500,000 from August 9, 2000 through the Maturity Date.

                  "Maturity Date" means September 11, 2000.

                  "Maximum Line" means $6,500,000.

and (b) the following definition is added to Section 1.1 of the Loan Agreement in its proper alphabetical order:

                  "Capital Infusion" means actual receipt by Borrower (as
            evidenced by Lender's receipt of such funds in the Collection Account) after July 10, 2000 of not less than $750,000 of cash (net of a five percent (5%) fee to the investment banker and any normal and customary transaction fees paid to non-Affiliates and verified to Lender's satisfaction), which is to be deposited in Borrower's Collection Account at Wells Fargo Bank Arizona, derived from (a) the exercise of any outstanding stock options for Borrower's common or preferred stock; (b) the issuance by Borrower of new common stock;
            (c) the issuance by Borrower of new debentures or preferred stock, provided that any such purchaser(s) execute a Subordination Agreement in form and substance satisfactory to Lender; and/or (d) one or more loans to Borrower, provided that any such lender(s) execute a Subordination Agreement (including standstill provisions) in form and substance satisfactory to Lender.

      8. Conditions Precedent to All Advances. Section 4.3 of the Loan Agreement is hereby amended to add the following:

                  (e) With respect to any Advances on or after July 10, 2000, and as a condition precedent to the effectiveness of the First Amendment to Amended and Restated Loan and Security Agreement dated July 10, 2000 between Borrower and Lender (the "First Amendment"), a copy of the March 2000 inventory appraisal prepared by Hilco Appraisal Services, LLC; and

                  (f) With respect to any Advances on or after July 17, 2000, a currently effective opinion of Borrower's counsel (at Borrower's expense) addressed to Lender, in form and substance satisfactory to Lender, that the legend on the Stock evidencing the Pledged Property may be lifted and that Lender may resell the Stock evidencing the Pledged Property immediately without restriction under Rule 144 of the Securities Act or state "blue sky" securities laws, and replacement of the restricted, legended Stock evidencing the Pledged Property with unrestricted, unlegended Stock evidencing the Pledged Property; and

                  (g) With respect to any Advances on or after the dates set forth in this subsection, the Borrower shall (i) no later than July 24, 2000, deliver to the Lender a profit improvement plan in form and substance acceptable to Lender, and (ii) no later than August 7, 2000 (A) deliver to Lender an asset reduction plan in form and substance acceptable to Lender and (B) have engaged an investment banker or other similar qualified agent reasonably satisfactory to Lender to evaluate strategic alternatives available to Borrower, including, without limitation, raising equity or cash through a business combination, merger, sale or refinancing.

Notwithstanding anything to the contrary contained in this Agreement, Lender's receipt and approval of the profit improvement plan, asset reduction plan and/or approval of an investment banker or similar agent to evaluate strategic alternatives, does not, and will not, extend the Maturity Date, and Lender has not agreed to further extend the Maturity Date for any reason.

      9. Financial Solvency. Sections 5.16(a), 5.16(b) and 5.16(c) of the Loan Agreement are hereby deleted in their entirety.

      10. Minimum Net Income From Ordinary Operations. Section 6.13 of the Loan Agreement is hereby deleted in its entirety and the following inserted therefor:

                  Section 6.13 MINIMUM NET INCOME FROM ORDINARY OPERATIONS.
            Borrower's monthly Net Loss for the May 2000 fiscal month shall not be more than $31,000 and Borrower's monthly Net Income for each fiscal month thereafter shall not be less than $1.00; provided, however, for Borrower's June 2000 fiscal month only, Net Income will be determined prior to reserving from, or making adjustments to, Borrower's finished goods Inventory and raw materials Inventory (but not to exceed $750,000 in the aggregate).

      11. Minimum Book Net Worth. Section 6.14 of the Loan Agreement is hereby deleted in its entirety and the following inserted therefor:

                  Section 6.14 MINIMUM BOOK NET WORTH. Borrower's cumulative
            Book Net Worth as of the end of Borrower's 2000 second fiscal quarter, i.e., July 1, 2000, shall not be less than $4,000,000 before reserving from, or making adjustments to, Borrower's finished goods Inventory and raw materials Inventory in the June 2000 fiscal month (but not to exceed $750,000 in the aggregate), and as of the end of each fiscal month thereafter, Borrower's Book Net Worth must increase by at least $1.00 from the prior month end Book Net Worth.

      12. Events of Default. Section 8.1 of the Loan Agreement is hereby amended to add the following:

                  (t) Borrower fails to deliver, or cause to be delivered, any of the documents, consents, instruments, opinions, certificates or reports required pursuant to Section 4.3(d) through 4.3(i) of this Agreement on or before the date specified; or

                  (u) the Capital Infusion has not occurred (as evidenced by
            Lender's receipt of such funds in the Collection Account) on or before August 7, 2000; or

                  (v) Lender has not received signed copies of the Consent of
            Subordinated Creditors attached to the First Amendment from Advantage Fund II Ltd., Koch Investment Group Limited, Celeste Trust Reg. and Esquire Trade & Finance Inc. on or before July 20, 2000, or Lender has not received a signed copy of the Consent of Subordinated Creditors attached to the First Amendment from Oxford International, Inc. on or before July 27, 2000.

      13. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

      14. Voluntary Agreement. Borrower represents and warrants to Lender that
(i) it has been represented by legal counsel of its choice in regard to the transaction provided for by this Amendment; (ii) it is fully aware and clearly understands all of the terms and provisions contained in this Amendment, including, without limitation, the release of claims in Section 4 above; (iii) it has voluntarily, with full knowledge and without coercion or duress of any kind, entered into this Amendment and the documents executed in connection with this Amendment; (iv) it is not relying on any representations, either written or oral, express or implied, made to it by Lender other than as set forth in the Loan Agreement and other Loan Documents and this Amendment; and (v) the consideration received by Borrower to enter into this Amendment and the arrangement contemplated by this Amendment has been actual and adequate.

      15. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Arizona, without regard to its conflict of laws rules.

      16. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which combined shall constitute one and the same instrument.

      17. Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

      18. Transaction Expenses. Borrower agrees to pay any and all reasonable costs and expenses incurred by Lender in connection with this Amendment, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, pay such costs and expenses directly as an advance under the Loan Agreement.

      19. Amendment. Except as otherwise amended hereby, all of the terms and provisions of the Loan Agreement shall remain in full force and effect and shall apply to each Advance thereunder.


                         [THE REMAINDER OF THIS PAGE
                         IS LEFT INTENTIONALLY BLANK]

      IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.



                                    BORROWER:

                                    TITAN MOTORCYCLE CO. OF AMERICA, a Nevada corporation


                                    By:
                                       ---------------------------------------
                                    Name:
                                       ---------------------------------------
                                    Title:
                                       ---------------------------------------

                                    LENDER:

                                    WELLS FARGO CREDIT, INC., a Minnesota
                                    corporation


                                    By:
                                       ---------------------------------------
                                    Name:
                                       ---------------------------------------
                                    Title:
                                       ---------------------------------------

                            CONSENT OF GUARANTORS

      The undersigned, the Guarantors under the Guaranties, hereby (a) acknowledge receipt of a copy of the attached First Amendment to Amended and Restated Loan and Security Agreement, (b) consent to the terms and conditions contained therein, and (c) agree that the covenants, agreements, duties and obligations of the undersigned, as Guarantors under your respective Guaranties, shall remain in full force and effect with respect to the Obligations evidenced by the Loan Agreement, as amended by the attached First Amendment to Amended and Restated Loan and Security Agreement.

      Dated as of this 10th day of July, 2000.



                                          -------------------------------------
                                          FRANCIS KEERY



                                          -------------------------------------
                                          BARBARA KEERY



                                          -------------------------------------
                                          PATRICK KEERY

                      CONSENT OF SUBORDINATED CREDITORS

      The undersigned, the Subordinated Creditors under the Subordination Agreements, hereby (a) acknowledge receipt of a copy of the attached First Amendment to Amended and Restated Loan and Security Agreement, (b) consent to the terms and conditions contained therein, and (c) agree that the covenants, agreements, duties and obligations of the undersigned, as Subordinated Creditor under the respective Subordination Agreements, shall remain in full force and effect with respect to the Obligations evidenced by the Loan Agreement, as amended by the attached First Amendment to Amended and Restated Loan and Security Agreement.

      Dated as of this 10th day of July, 2000.


                                    ADVANTAGE FUND II LTD., a British Virgin
                                    Islands corporation

                                    By:
                                       ---------------------------------------
                                    Name:
                                       ---------------------------------------
                                    Title:
                                       ---------------------------------------

                                    KOCH INVESTMENT GROUP LIMITED, a Delaware corporation

                                    By:
                                       ---------------------------------------
                                    Name:
                                       ---------------------------------------
                                    Title:
                                       ---------------------------------------


                                    OXFORD INTERNATIONAL, INC.

                                    By:
                                       ---------------------------------------
                                    Name:
                                       ---------------------------------------
                                    Title:
                                       ---------------------------------------



                                    ------------------------------------------
                                    FRANCIS KEERY


                                    CELESTE TRUST REG., a Liechtenstein trust

                                    By:
                                       ---------------------------------------
                                    Name:
                                       ---------------------------------------
                                    Title:
                                       ---------------------------------------

                   [SIGNATURES CONTINUED ON FOLLOWING PAGE]
                                    ESQUIRE TRADE & FINANCE INC., a British
                                    Virgin Islands corporation

                                    By:
                                       ---------------------------------------
                                    Name:
                                       ---------------------------------------
                                    Title:
                                       ---------------------------------------


                                    RCP INC., a California corporation

                                    By:
                                       ---------------------------------------
                                    Name:
                                       ---------------------------------------
                                    Title:
                                       ---------------------------------------



                                      -2-